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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2007

                                 PERRIGO COMPANY
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             (Exact name of registrant as specified in its charter)

            MICHIGAN                    0-19725                38-2799573
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  (State of other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

        515 Eastern Avenue, Allegan, Michigan                    49010
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (269) 673-8451

                                 Not Applicable
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    Entry into a Material Definitive Agreement.
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         See the third paragraph of Item 5.02 below, which is incorporated herein by reference.


ITEM 5.02.    Departure of Directors or Principal  Officers;  Election of
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              Directors; Appointment of Principal Officers.
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         The Board of Directors of Perrigo Company (the "Company") appointed
Ben-Zion Zilberfarb, PhD. as a new director of the Company effective February 16, 2007. Dr. Zilberfarb will serve for a term expiring on the date of the Company's annual meeting in 2008. Although Dr. Zilberfarb is not currently a member of any committee of the Board of Directors, he will be assigned to the Company's Audit Committee at a later date.

         Dr. Zilberfarb, 57, is a former Director General of Israel's Ministry of Finance (1998 - 1999). He is a consultant and director for private and public companies in the areas of banking, insurance, and private capital. He is currently Professor of Economics at Bar-Ilan University and The Edmond de Rothschild Professor of Global Asset Management at Netanya Academic College. He is a Board member and Chairman of the Audit Committee for Delek Group, a holding and management company investing in Israel and abroad, and for the Israel Discount Bank, both of which are traded on the Tel Aviv Stock Exchange. He is also a member of the Board and Audit Committee for FundTech Ltd., which is a NASDAQ listed company that is a leading provider of electronic payments, cash management and settlement solutions for financial institutions.

         Dr. Zilberfarb will receive the directors' annual cash retainer and equity compensation, both pro-rated from the date he became a director.

         Dr. Zilberfarb was designated as a director candidate by Moshe Arkin pursuant to the terms of a Nominating Agreement by and between the Company and Mr. Arkin, dated as of November 14, 2004 and amended as of July 12, 2005 and September 10, 2005 (the "Nominating Agreement"). Pursuant to Section 3 of the Nominating Agreement, a director of the Company who was nominated by Mr. Arkin pursuant to the Nominating Agreement must tender his or her resignation from the Board (i) at the time Mr. Arkin both (A) ceases to own 9% of the outstanding shares of Company common stock and (B) ceases to own 9,000,000 shares of Company common stock, or (ii) if such person is no longer entitled to serve on the Board pursuant to the terms of the Nominating Agreement. The Company's obligation to nominate and recommend a director candidate designated by Mr. Arkin pursuant to the Nominating Agreement is conditioned upon that director candidate's execution and delivery to the Company of a written agreement to be bound by the terms of
Section 3 of the Nominating Agreement. Accordingly, on February 8, 2007, Dr. Zillberfarb executed a letter agreement with the Company in which he agreed to be bound by the provisions of Section 3 of the Nominating Agreement (the "Letter Agreement").

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The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of the Letter Agreement, which is Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Nominating Agreement is qualified in its entirety by reference to the text of the Nominating Agreement, which is filed as Exhibit 10.1 to the Company's Form 8-K filed on July 18, 2005, and the amendments thereto, which are filed as
Exhibit 10.2 to the Company's Form 8-K filed on July 18, 2005 and Exhibit 10.1 to the Company's Form 8-K filed on September 14, 2005.

ITEM 9.01.    Financial Statements and Exhibits.
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(d)      Exhibits

10.1. Letter Agreement by and between Perrigo Company and Ben-Zion Zilberfarb, dated February 8, 2007 and effective February 16, 2007.

                                        2
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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PERRIGO COMPANY
                                                         (Registrant)


                                                          By: /s/ Todd W. Kingma
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Dated: February 22, 2007                                      Todd W. Kingma
                                                              EVP, Secretary and
                                                              General Counsel

                                       S-1

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                                  EXHIBIT INDEX

10.1. Letter Agreement by and between Perrigo Company and Ben-Zion Zilberfarb, dated February 8, 2007 and effective February 16, 2007.

                                       E-1